GOLDMAN SACHS TRUST
(the “Trust”)

Goldman Sachs Retirement Strategies Portfolios

Class A, Institutional, Service, R and IR Shares of
Goldman Sachs Retirement Strategy 2010 Portfolio
Goldman Sachs Retirement Strategy 2015 Portfolio
Goldman Sachs Retirement Strategy 2020 Portfolio
Goldman Sachs Retirement Strategy 2030 Portfolio
Goldman Sachs Retirement Strategy 2040 Portfolio
Goldman Sachs Retirement Strategy 2050 Portfolio

Supplement dated February 15, 2008 to the
Prospectuses dated December 28, 2007
(the “Prospectuses”)

Effective February 15, 2008, the Goldman Sachs Local Emerging Markets Debt Fund will be added as an underlying fund which is available for investment by the Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio and Goldman Sachs Retirement Strategy 2050 Portfolio.

This supplement updates the disclosure contained in the Prospectuses as follows:

The following is inserted in the table in the section “Portfolio Investment Objectives and Strategies — Main Investment Strategies — Expected Equity/Fixed Income Range (Percentage of Each Portfolio’s Total Assets)” as the last entry under the section “FIXED INCOME FUNDS”.

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Local Emerging Markets Debt	●	●	●	●	●	●

The following is inserted in the table in the section “Description of Underlying Funds”:

Expected
Approximate
Underlying	Investment	Duration	Interest Rate	Investment	Credit	Other
Fund	Objectives	or Maturity	Sensitivity	Sector	Quality	Investments

Local Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = one to six years	N/A	At least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Also invests in futures, swaps and other derivatives.	Minimum = D (Standard & Poor’s) or C (Moody’s)	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers, fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), loan participations, and repurchase agreements with respect to the foregoing.

The following bullet points replace the first and the tenth bullet points, respectively, in the section “Principal Risks of the Underlying Funds—Risks That Are Particularly Important For Specific Underlying Funds”:

•	Non-Diversification Risk—The Commodity Strategy, Global Income, International Real Estate Securities, Real Estate Securities, Emerging Markets Debt and Local Emerging Markets Funds are non-diversified, meaning that each fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, these funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments

•	Non-Hedging Foreign Currency Trading Risk—The Core Fixed Income, Global Income, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may engage, to a greater extent than the other Underlying Funds, in forward foreign currency transactions for speculative purposes. These Underlying Funds’ investment advisers may purchase or sell foreign currencies through the use of forward contracts based on the investment advisers’ judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the investment advisers seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment advisers’ expectations may produce significant losses to these Underlying Funds.

The following is inserted in the second table in the section “Service Providers—Management Fees”:

		Total Net
		Operating Expense
Underlying Fund	Management Fee	Ratio

Local Emerging Markets Debt Fund	First $2 billion 0.90% Over $2 billion 0.81%	1.01%

The following paragraph replaces the section “Risks of Structured Investment Vehicles” in Appendix A:

Risks of Structured Investment Vehicles.  Structured Investment Vehicles (SIVs) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

The following paragraph replaces the section “Non-Diversification and Concentration Risks” in Appendix A:

Non-Diversification and Concentration Risks.  The Commodity Strategy Fund, Global Income Fund, International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund and Emerging Markets Debt Fund are each classified as a “nondiversified” fund under the Investment Company Act and are, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, these Underlying Funds, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

The following paragraph should replace the first sentence of the section “Mortgage-Backed Securities” in Appendix A:

Mortgage-Backed Securities.  The Underlying Funds (other than Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured International Equity Funds (the “Structured Equity Funds”) and the Local Emerging Markets Debt Fund) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).

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